UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 20, 2022, BioSig Technologies, Inc. (the “Company”), held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Company’s Annual Meeting, the following four proposals were submitted to the Company’s stockholders:

(1)

Election of seven directors to serve until the Company’s 2023 annual meeting of stockholders or until their successors have been duly elected and qualified, for which the following were the nominees: Kenneth L. Londoner, James J. Barry, David Weild IV, Patrick J. Gallagher, Donald E. Foley, Frederick D. Hrkac, and James L. Klein.

(2)

Approval of an amendment to our Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Company’s board of directors, (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”).

(3)	An advisory vote on the compensation of the Company’s named executive officers as described in the 2022 Proxy Statement (as defined below).

(4)	Ratification of the appointment of Marcum LLP (Friedman LLP merged with Marcum LLP effective September 1, 2022) as the Company’s independent registered public accounting firm for the 2022 fiscal year.

At the Annual Meeting, the proposal to approve the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 3,000,000 to a total of 17,474,450 shares was withdrawn. For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 7, 2022 (the “2022 Proxy Statement). Holders of the Company’s Common Stock were entitled to one vote per share, totaling to 47,072,868 votes, and certain holders of the Company’s Series C Convertible Preferred Stock, subject to the beneficial ownership limitation pursuant to the terms of such preferred stock as set forth in the certificate of designation for such preferred stock, were entitled to an aggregate of 408,980 votes. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(1)

Each of the following nominees for director received the number of votes set forth opposite his name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve for a term of one year or until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kenneth L. Londoner	19,582,352	2,002,341	10,622,958
James J. Barry	19,294,323	2,290,370	10,622,958
David Weild IV	19,691,976	1,892,717	10,622,958
Patrick J. Gallagher	18,798,724	2,785,969	10,622,958
Donald E. Foley	18,956,636	2,628,057	10,622,958
Frederick D. Hrkac	19,274,781	2,309,912	10,622,958
James L. Klein	19,903,747	1,680,946	10,622,958

(2)	Approval of the Reverse Stock Split Proposal:

For	Against	Abstain	Broker Non-Votes
28,361,739	3,721,643	124,269	-

(3)	Approval of an advisory vote on the compensation of the Company’s named executive officers as described in the 2022 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
18,486,832	2,925,924	171,937	10,622,958

(4)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

For	Against	Abstain	Broker Non-Votes
31,860,583	279,296	67,772	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: December 21, 2022	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman